UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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THE VICTORY PORTFOLIOS
(Name of Registrant as Specified In Its Charter)

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THE VICTORY PORTFOLIOS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 18, 2009

The Victory Portfolios (the "Trust") will host a Special Meeting of Shareholders ("Meeting") on December 18, 2009 at 10:00 a.m., Eastern Time, as may be adjourned from time-to-time. This will be a joint meeting for the shareholders of Balanced Fund, Core Bond Fund, Diversified Stock Fund, Established Value Fund, Federal Money Market Fund, Financial Reserves Fund, Fund for Income, Government Reserves Fund, Institutional Money Market Fund, International Fund, International Select Fund, Investment Grade Convertible Fund, Large Cap Growth Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund, Ohio Municipal Money Market Fund, Prime Obligations Fund, Small Company Opportunity Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund and Value Fund (the "Funds"). The Special Meeting will be held at the Trust's offices, 3435 Stelzer Road, Columbus, Ohio 43219. At the Special Meeting, we will ask shareholders to vote on:

1.  A proposal to elect eleven Trustees.

2.  A proposal to eliminate Large Cap Growth Fund's fundamental non-diversification investment policy.

3.  A proposal to change Ohio Municipal Money Market Fund's fundamental investment restriction on investing in real estate.

In addition, shareholders will be asked to vote on any other business properly brought before the Special Meeting.

Any shareholder who owned shares of the Funds on November 4th, 2009 (the "Record Date") will receive notice of the Special Meeting and will be entitled to vote at the meeting or any adjournment or postponement of the Meeting. Please read the full text of the Proxy Statement for a complete understanding of the proposals.

Dated: November 18, 2009

By Order of the Board of Trustees

Christopher K. Dyer, Secretary
3435 Stelzer Road
Columbus, Ohio 43219

YOUR VOTE IS IMPORTANT!

PLEASE HELP YOUR FUND AVOID THE EXPENSES OF
ADDITIONAL SOLICITATIONS BY VOTING TODAY!

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
THE PROPOSALS ON WHICH YOU ARE BEING ASKED TO VOTE.

Please read the full text of this proxy statement. Below is a brief overview of the matters to be voted upon. Your vote is important. If you have questions regarding the proposals please call your Investment Consultant or the Victory Portfolios at 1-800-539-3863. We appreciate the confidence you have placed in the Victory Portfolios and look forward to helping you achieve your financial goals through investment in the Victory Portfolios.

WHY AM I RECEIVING THESE MATERIALS?

The Board of Trustees is soliciting your vote in connection with a Special Meeting of Shareholders to be held on December 18, 2009. As a shareholder of record, you are invited to attend the Special Meeting, and are entitled to and requested to vote on the items of business described in this Proxy Statement.

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

You are being asked to vote on the following:

1.  A proposal to elect eleven individuals to serve as Trustees.

2.  A proposal to eliminate Large Cap Growth Fund's fundamental non-diversification investment policy (Large Cap Growth Fund shareholders only).

3.  A proposal to change Ohio Municipal Money Market Fund's fundamental investment restriction on investing in real estate (Ohio Municipal Money Market Fund shareholders only).

WHY AM I BEING ASKED TO ELECT TRUSTEES?

Regulations require that a majority of trustees be elected by shareholders. New trustees cannot be appointed to fill vacancies created for any reason unless, after the appointments, at least two-thirds of the trustees have been elected by shareholders. The Board of Trustees currently has three vacancies which cannot be filled by appointment because only six of the current eight Trustees have been elected by shareholders.

ARE ALL OF THE NOMINEES CURRENTLY SERVING AS TRUSTEES ON THE BOARD OF TRUSTEES?

No. The Board currently has eight Trustees and three vacancies. All eight Trustees will stand for election at the Special Meeting, In addition, two Advisory Trustees currently serving on the Board and a recent nominee will stand for election at the Special Meeting to fill the three vacancies. The proxy statement contains a brief description of each individual's background.

WHY IS THE BOARD OF TRUSTEES RECOMMENDING CHANGES TO INVESTMENT POLICIES AND RESTRICTIONS FOR CERTAIN FUNDS, AND WHY MUST THE CHANGES BE SUBMITTED TO SHAREHOLDERS?

Changes are being recommended to make Large Cap Growth Fund's portfolio consistent with demand for the Fund and Ohio Municipal Money Market Fund's restriction on investing in real estate consistent with the comparable restrictions for the other Funds in The Victory Portfolios. The proxy explains each of the proposed changes.

The investment policy and restriction under consideration have been deemed by the Fund as "fundamental." A "fundamental" investment restriction can be changed only with the approval of shareholders.

WILL THE PROPOSED CHANGES IN THE FUNDAMENTAL INVESTMENT RESTRICTIONS CHANGE THE INVESTMENT OBJECTIVE OF MY FUND?

No. Each Fund will continue to be managed according to its current investment objective.

HAS MY FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS?

Yes. The Board of the Victory Portfolios unanimously approved these proposals on December 3, 2008 and October 21, 2009, and recommends that you vote to approve each proposal.

WHEN AND WHERE WILL THE SHAREHOLDER MEETING BE HELD?

The Special Meeting will be held at the Trust's offices, 3435 Stelzer Road, Columbus, Ohio on December 18, 2009, at 10:00 a.m. unless it is adjourned.

I HAVE RECEIVED OTHER PROXIES FROM VICTORY. IS THIS A DUPLICATE? DO I HAVE TO VOTE AGAIN?

This is NOT a duplicate proxy. You are being asked to vote separately for each account you have with the Victory Portfolios.

IS IT IMPORTANT THAT I ATTEND THE SPECIAL MEETING OF SHAREHOLDERS?

Yes, but you do not have to attend the Special Meeting in person. You can attend the Special Meeting in person, or by completing, signing and returning the enclosed proxy card(s). You may also issue your vote over the internet or via touch-tone phone. Please see the enclosed proxy ballot for details on each. Your attendance is necessary for the Trust to meet the necessary quorum requirement to hold the Special Meeting and act upon the proposals. Your immediate response will help save the costs of further solicitations for shareholder votes. We encourage you to participate in the governance of your Fund.

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage paid envelope. You may also vote your shares by phone or via the internet by following the instructions on the proxy card(s) or by attending the Special Meeting in person. If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call your Investment Consultant or the Victory Portfolios at 1-800-539-3863.

THE VICTORY PORTFOLIOS

SPECIAL MEETING OF SHAREHOLDERS

DECEMBER 18, 2009

PROXY STATEMENT

INTRODUCTION

This is a Proxy Statement for The Victory Portfolios (the "Trust"). The Trustees of the Trust are soliciting proxies for a Special Meeting of Shareholders of Balanced Fund, Core Bond Fund, Diversified Stock Fund, Established Value Fund, Federal Money Market Fund, Financial Reserves Fund, Fund for Income, Government Reserves Fund, Institutional Money Market Fund, International Fund, International Select Fund, Investment Grade Convertible Fund, Large Cap Growth Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund, Ohio Municipal Money Market Fund, Prime Obligations Fund, Small Company Opportunity Fund, Special Value Fund, Stock Index Fund, Tax-Free Money Market Fund and Value Fund (the "Funds") (the "Special Meeting") to approve proposals that have already been approved by the Trustees.

We have divided the Proxy Statement into four parts:

Part 1 — An Overview begins on page 1.

Part 2 — Your Fund's Proposals begins on page 2.

Part 3 — More on Proxy Voting and Shareholder Meetings begins on page 14.

Part 4 — Trust Information begins on page 18.

This Proxy Statement contains the information you should know before voting on the proposals described in the notice. You should read the entire Proxy Statement before voting. If you have any questions, please call your Investment Consultant or the Funds at 1-800-539-3863.

For the election of Trustees, shareholders of each Fund will vote together. Only shareholders of Large Cap Growth Fund will vote on Proposal 2 and only shareholders of Ohio Municipal Money Market Fund will vote on proposal 3.

We began mailing the Notice of Special Meeting, this Proxy Statement and Proxy Card to shareholders on or about November 18, 2009.

If you sign the proxy card and return it in time to vote at the meeting, your shares will be voted in accordance with your instructions. Signed proxy cards with no instructions will be voted FOR all the proposals. If you want to revoke your proxy, you may do so before it is exercised at the meeting by filing a written notice of revocation with the Fund at 3435 Stelzer Road, Columbus, Ohio, 43219, by returning a signed proxy with a later date before the meeting or, if attending the meeting in person, by notifying the Fund's secretary (without complying with any formalities) at any time before your proxy is voted.

The Trust is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site that contains information about the Trust (www.sec.gov). You can inspect and copy the proxy material, reports and other information at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington DC 20549. You can also obtain copies of these materials from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington DC 20549, at prescribed rates.

The Trust's most recent annual and semi-annual reports to shareholders are available at no cost. To request a report, please call the Funds toll-free at 1-800-539-FUND (1-800-539-3863) or write to the Funds at 3435 Stelzer Road, Columbus, OH 43219.

PART 1 — AN OVERVIEW

The Board of Trustees of the Trust (the "Board") has sent you this Proxy Statement to ask for your vote on two proposals affecting your Fund. The Trust will hold the Special Meeting on December 18, 2009 at 10:00 a.m., Eastern Time, as may be adjourned from time-to-time, at its offices located at 3435 Stelzer Road, Columbus, Ohio 43219 in order to consider the proposals described below.

The Board has fixed the close of business on November 4, 2009 as the Record Date to determine the shareholders who are entitled to notice of the Special Meeting and to vote their shares. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.

PART 2 — YOUR FUND'S PROPOSALS

PROPOSAL 1
ELECTION OF TRUSTEES

For election at the Special Meeting, the Board has approved the nomination of the individuals listed below (the "Nominees"), each to serve as Trustee of the Trust until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Eight of the Nominees are presently Trustees of the Trust, two are presently Advisory Trustees of the Trust and one is a new Nominee. If you grant authority to a third party to vote in the election of Trustees, the persons named as proxies will vote for the election of the Nominees named below, each of whom has consented to serve if elected. If any of the Nominees is unable to serve for any reason, the persons named as proxies will vote for such other Nominee(s) selected by the Board, or the Board may reduce the number of Trustees as provided in the Trust's By-Laws. Any other Nominee(s) who would serve as a Trustee who is not an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), ("Independent Trustees") will be selected by the Independent Trustees currently serving on the Board. The Trust knows of no reason why any of the Nominees would be unable to serve if elected.

Background

The 1940 Act generally provides that at all times, a majority of trustees must be elected by shareholders, and that new trustees cannot be appointed to fill vacancies unless, after such appointments, at least two-thirds of the trustees have been elected by shareholders. The Board currently consists of eight Trustees, six of whom have been elected by shareholders and two of whom have been appointed to fill prior vacancies. The Board currently has three vacancies. You are being asked to elect the current eight Trustees, the Board's two current Advisory Trustees who, if elected, will be Independent Trustees of the Trust, and an additional nominee who, if elected, will be an interested Trustee of the Trust.

You are being asked to elect the following Nominees.

•  Mr. David Brooks Adcock

•  Mr. Nigel D. T. Andrews

•  Ms. Teresa C. Barger

•  Ms. E. Lee Beard

•  Mr. David C. Brown

•  Ms. Lyn Hutton

•  Mr. John L. Kelly

•  Mr. David L. Meyer

•  Ms. Karen F. Shepherd

•  Mr. Robert L. Wagner

•  Mr. Leigh A. Wilson

Nominees for Election to the Board

The following tables summarize information about the Nominees. Each Nominee will oversee the 22 funds of The Victory Portfolios, the one fund of The Victory Institutional Fund and the one fund of The Victory Variable Insurance Fund. The Victory Variable Insurance Funds and The Victory Institutional Funds are registered investment companies which, as of the date of this Proxy Statement, together with the Trust, make up the Victory Fund Complex.

There is no defined term of office, and each Nominee, if elected, may serve until the earlier of resignation, retirement, removal, death, or the election of a qualified successor. Retirement is mandatory when a Trustee reaches the age of 75, unless a majority of the Board votes to make an exception to the policy. The address for the Trustees is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219.

Independent Nominees Presently Serving as Trustees

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
David Brooks Adcock, (1951)	Trustee	February 2005	Consultant (since 2006); General Counsel, Duke University and Duke University Health System, (1982-2006)	None.

Nigel D. T. Andrews, (1947)	Vice Chair and Trustee	August 2002	Retired	Chemtura Corporation; Old Mutual plc.

E. Lee Beard, (1951)	Trustee	February 2005	Principal Owner (since 2005) The Henlee Group, LLC; President/Owner (2003-2005) ELB Consultants.	None.

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Lyn Hutton, (1950)	Trustee	March 2002	Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003).	None.

John L. Kelly, (1953)	Trustee	May 2008	Private Investor (since 2009); Managing Director, JL Thornton & Co. Financial Consultant, (2003-2009).	None.

Karen F. Shepherd, (1940)	Trustee	August 2002	Retired	UBS Bank USA; OC Tanner Co.

Leigh A. Wilson, (1944)	Chair and Trustee	November 1994	Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum, since 2004.	Chair, Old Mutual Advisor Funds II (23 portfolios) and Old Mutual Insurance Series (8 portfolios); Trustee, Old Mutual Funds III (12 Portfolios).

Independent Nominees Not Presently Serving as Trustees

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Teresa C. Barger, (1955)	Advisory Trustee	December 2008	Chief Investment Officer/Chief Executive Officer, Cartica Capital LLC (since 2007); Director of the Corporate Governance and Capital Markets Advisory Department for the World Bank and International Finance Corporation (2004-2007).	None.

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
David L. Meyer, (1957)	Advisory Trustee	December 2008	Retired (since 2008), Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008)	None.

Interested Nominee Presently Serving as Trustee

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
David C. Brown,* (1972)	Trustee	May 2008	Chief Operating Officer, Victory Capital Management Inc. (since July 2004).	None.

Interested Nominee Not Presently Serving as Trustee

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Robert L. Wagner,* (1954)	N/A	N/A	Chief Executive Officer, Victory Capital Management Inc. (since July 2004).	None.

*  Messrs. Brown and Wagner are "Interested Nominees" by reason of their relationship with Victory Capital Management Inc.

Information about the Board

The Board currently has an Audit Committee, Investment Committee, Service Provider Committee, Board Governance and Nominating Committee and Agenda Committee. The current membership of each Committee is set forth below.

The members of the Audit Committee, all of whom are Independent Trustees, are Ms. Beard (Chair), Mr. Adcock and Ms. Shepherd. Mr. Meyer also attends the Audit Committee meetings. The primary purpose of this Committee is to oversee the Trust's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.

The members of the Investment Committee are Mr. Kelly (Chair), Mr. Andrews, Ms. Hutton and Mr. Wilson. Ms. Barger also attends the Investment Committee meetings. The function of this Committee is to oversee the Fund's compliance with investment objectives, policies and restrictions, including those imposed by law or regulation.

The members of the Service Provider Committee are Mr. Adcock (Chair), Ms. Beard, Mr. Brown, and Ms. Shepherd. Mr. Meyer also attends the Service Provider Committee meetings. This Committee negotiates the terms of the written agreements with the Fund's service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its annual review of the Fund's investment advisory agreement.

The Board Governance and Nominating Committee consists of all of the Independent Trustees. Mr. Andrews currently serves as the Chair of this Committee. The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. The Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. The Committee (or a designated Sub-Committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair's sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party. The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended October 31, 2009, the Board held 11 meetings; the Audit Committee held four meetings; the Investment Committee held six meetings; the Service Provider Committee held five meetings; the Board Governance and Nominating Committee held five meetings; and the Agenda Committee held five meetings (but took no formal action). In addition, several Sub-Committees and Special Committees met at various times during the fiscal year.

For the fiscal year ended October 31, 2009, each current Trustee attended at least 75% of the meetings of the Board and of any committees on which he or she served.

Trust Ownership

No Independent Nominee (or any immediate family member) owns beneficially or of record an interest in Victory Capital Management Inc., the Trust's investment adviser (the "Adviser") or Victory Capital Advisers Inc., the Trust's distributor (the "Distributor") or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor. As of October 31, 2009, the Nominees and officers as a group owned beneficially less than 1% of any class of any Fund except Class A shares of the International Select Fund (see Part 3, Beneficial Ownership of Shares).

The following table shows the dollar ranges of Fund shares (and shares of all series of the Victory Fund Complex) beneficially owned by the Nominees in the Fund and in the as of October 31, 2009:

Independent Nominees

Nominee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock	Diversified Stock: $50,001 – $100,000 Fund for Income: Over $100,000 Prime Obligations: Over $100,000 Stock Index: $10,001 – $50,000	Over $100,000
Mr. Andrews	Diversified Stock: Over $100,000	Over $100,000
Ms. Barger	Balanced Fund: $10,001 – $50,000 Established Value: $10,001 – $50,000 Small Company Opportunity: $10,001 – $50,000	$50,001 – $100,000
Ms. Beard	Diversified Stock:
$10,001 – $50,000
Large Cap Value:
$10,001 – $50,000
Fund for Income:
$10,001 – $50,000
Investment Grade Convertible:
$10,001 – $50,000
Special Value:
$10,001 – $50,000
Value Fund:
	$1 – $10,000	Over $100,000

Nominee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Ms. Hutton	Prime Obligations: Over $100,000 Diversified Stock: $1 – $10,000 Value Fund: $1 – $10,000	Over $100,000
Mr. Kelly	None	None
Mr. Meyer	Diversified Stock: $50,001 – $100,000 Prime Obligations: $10,001 – $50,000 Small Company Opportunity: $10,001 – $50,000 Special Value: $10,001 – $50,000	Over $100,000
Ms. Shepherd	Diversified Stock: $50,001 – $100,000 Government Reserves: $50,001 – $100,000 International Fund: $10,001 – $50,000 Prime Obligations: $10,001 – $50,000 Special Value: $10,001 – $50,000	Over $100,000
Mr. Wilson	Diversified Stock: Over $100,000 Special Value: $50,001 – $100,000 Value Fund: $50,001 – $100,000	Over $100,000

Interested Nominees

Nominee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Brown	Diversified Stock:
$50,001 – 100,000
Investment Grade Convertible:
$1 – $10,000
Special Value:
$10,001 – $50,000
Small Company Opportunity:
$10,001 – $50,000
Value Fund:
$10,001 – $50,000
International Fund:
$10,001 – $50,000
Large Cap Growth:
$10,001 – $50,000
National Municipal Bond:
	$10,001 – $50,000	Over $100,000
Mr. Wagner	Value Fund:	Over $100,000
$10,001 – $50,000 Diversified Stock: $10,001 – $50,000 Special Value: $10,001 – $50,000 Small Company Opportunity: $10,001 – $50,000 Large Cap Growth: Over $100,000

Remuneration of Trustees

Until January 1, 2009, the Victory Fund Complex paid each Independent Trustee (and as of December 3, 2008, each Advisory Trustee) an annual fee of $65,000 for overseeing the operations of each Fund in the Complex and an additional per-meeting fee. For each of the five regularly scheduled Board meetings, an Independent Trustee received $5,000 if attended in person and $2,500 if attended by telephone. For each in-person Board meeting in excess of the five regularly scheduled meetings, the Complex paid each Independent Trustee $3,000 if attended in person and $1,500 if attended by telephone. For each telephonic Board meeting in excess of the five regularly scheduled meetings, the Complex paid each attending Independent Trustee $1,500, provided that the meeting had a written agenda and lasted at least 30 minutes. For any special Sub-Committee meetings or Special Committee meetings, participating Independent Trustees received $1,000, provided that the meeting had a written agenda and lasted at least one hour. The Chair received an additional annual retainer of $50,000.

Beginning January 1, 2009, the Victory Fund Complex paid each Independent Trustee and each Advisory Trustee $105,000 per year for his or her services to the Funds in the Complex. The Independent Chair was paid an additional retainer of $58,340 per year. The Board reserves the right to award reasonable compensation to any Interested Trustee.

The following table indicates the compensation received by each Trustee and Advisory Trustee from the Victory Fund Complex for the fiscal year ended October 31, 2009. As of October 31, 2009, there were 24 mutual funds in the Victory Fund Complex for which the Trustees and Advisory Trustees listed below were compensated. The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees

Trustee	Aggregate Compensation From the Trust	Total Compensation From the Victory Family of Funds
Mr. Adcock	$105,699	$110,000
Mr. Andrews	105,699	110,000
Ms. Beard	105,699	110,000
Ms. Hutton	105,699	110,000
Mr. Kelly	105,699	110,000
Ms. Shepherd	105,699	110,000
Ms. Wilson	161,744	168,340

Interested Trustees

Trustee	Aggregate Compensation From the Trust	Total Compensation From the Victory Family of Funds
Mr. Brown	None	None

Advisory Trustees

Trustee	Aggregate Compensation From the Trust	Total Compensation From the Victory Family of Funds
Ms. Barger	$105,819	$110,122
Mr. Meyer	110,651	115,122

Deferred Compensation

Each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex. Such amounts are invested in one or more Funds, as selected by the Trustee. The following table lists, as of October 31, 2009, the Trustees who have elected to defer all or a portion of their compensation from the Victory Fund Complex during the fiscal year ending October 31, 2009, the Funds owned, and the approximate dollar value of the deferred compensation.

Trustee	Victory Fund	Approximate Dollar Value of Deferred Compensation
Mr. Adcock	Fund for Income	$110,000
Ms. Barger	Established Value Small Company Opportunity Balanced	27,255 27,255 27,255
Ms. Shepherd	Government Reserves	55,000

Required Vote

Trustees are elected by a plurality of the votes cast at the Special Meeting in person and by proxy.

Recommendation

The Board recommends that shareholders vote to elect the Nominees as Trustees of the Trust.

INTRODUCTION TO PROPOSALS 2 AND 3

Proposals 2 and 3 are proposals to change certain fundamental investment restrictions presently applicable to certain Funds.

The 1940 Act requires each Fund to have certain investment policies that can be changed only by vote of a "majority of the outstanding voting securities," as defined in the 1940 Act and later in this proxy statement, of a Fund. These policies are often referred to as "fundamental" investment policies or restrictions. Other policies not enumerated in the 1940 Act can be designated by a Fund as fundamental. Any policy designated by a Fund as "fundamental" may only be changed by the vote of a majority of the outstanding voting securities of that Fund. The Funds' current fundamental investment restrictions are included in Part B of the Trust's registration statement, the Statement of Additional Information (the "SAI").

If shareholders approve the proposed changes at the Special Meeting, the Trust will amend or supplement its registration statement to reflect the change.

PROPOSAL 2
ELIMINATION OF NON-DIVERSIFICATION INVESTMENT POLICY

Shareholders of the Large Cap Growth Fund are being asked to approve the elimination of the Fund's policy to operate as a non-diversified investment portfolio.

Reasons for the Change

As a matter of fundamental policy, Large Cap Growth Fund is a "non-diversified" series of the Trust. As such, it can invest a greater percentage of its assets in any one issuer than it could if it were "diversified," as defined in the 1940 Act. Being non-diversified allows the Fund to invest in fewer securities which makes it subject to greater risk of loss if any of those securities becomes permanently impaired. Additionally, the net asset value of a non-diversified fund generally is more volatile, and a shareholder may have a greater risk of loss if he or she redeems during a period of high volatility. Lack of broad diversification also may cause the Fund to be more susceptible to economic, political or regulatory events than it would be if it was a diversified fund.

Eliminating the non-diversification fundamental policy of the Fund will make it a diversified fund under the 1940 Act. As a diversified fund, the Fund will be required to limit the percentage of it assets that it can invest in any single issuer. The Adviser believes that a diversified portfolio can reduce risk and is more consistent with the demand for the Fund.

Proposed Operating Criteria

If Proposal 2 is approved by shareholders, Large Cap Growth Fund will operate as a diversified non-money market fund, and must invest its total assets so that with respect to 75% of those assets, no more than 5% is invested in any one issuer (other than U.S. Government Securities). In addition, no more than 10% of the outstanding voting securities of any issuer will be held by the Fund. .

Recommendation

The Board has considered the proposed elimination of the fundamental non-diversification policy of the Fund and has concluded that the change would be in the best interests of the Fund's shareholders. The Board recommends that shareholders of Large Cap Growth vote "for" Proposal 2.

Required Vote

Approval of Proposal 2 requires the approval of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" means the lesser of one more than half of the number of shares that are issued and outstanding as of the Record Date or 67% of the voting shares of the Fund present at the Special Meeting if more than 50% of the voting shares of the Fund are present at the Special Meeting in person or by proxy.

PROPOSAL 3
INVESTING IN REAL ESTATE

Shareholders of the Ohio Municipal Money Market Fund are being asked to approve changing the Fund's fundamental investment restriction regarding investments in real estate.

Current Real Estate Restriction

The Fund will not purchase or sell real estate, although it may invest in Ohio municipal securities secured by real estate or interests in real estate.

Proposed Real Estate Restriction

The Fund may not:

purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities. This restriction shall not prevent the Fund from investing in real estate operating companies and shares of companies engaged in other real estate related businesses.

Reasons for the Change

The proposed change conforms the restriction on investing in real estate to that of all the other Funds in the Trust and to current interpretations of the 1940 Act. This change provides the Fund with greater flexibility to acquire securities that are secured by real estate or interests in real estate. The proposed restriction would allow the Fund to invest in certain newer financial instruments that are precluded under the current restriction, so long as that type of investment is consistent with the Fund's investment objectives and policies.

Recommendation

The Board has considered the proposed change to the Fund's fundamental restriction on investment in real estate and has concluded that the change would be in the best interests of the Fund's shareholders. The Board recommends that shareholders of Ohio Municipal Money Market Fund vote "for" Proposal 3.

Required Vote

Approval of Proposal 3 requires the approval of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" means the lesser of one more than half of the number of shares that are issued and outstanding as of the Record Date or 67% of the voting shares of the Fund present at the Special Meeting if more than 50% of the voting shares of the Fund are present at the Special Meeting in person or by proxy.

OTHER MATTERS

The Board does not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If any other business should come before the Special Meeting, the persons named on the accompanying proxy card will vote thereon in accordance with their best judgment.

PART 3 — MORE ON PROXY VOTING
AND SHAREHOLDER MEETINGS

General Information about Proxy Voting

The Board is soliciting your proxy to vote on the matters described in this Proxy Statement.

Only shareholders of record of the Funds of the Trust at the close of business on the Record Date, November 4, 2009, may vote at the Special Meeting. As of the Record Date, 5,753,864,692 shares of the Trust were issued and outstanding, and each class of each Fund had the number of shares issued and outstanding listed below, each share being entitled to one vote and each fractional share being entitled to an equivalent fractional vote:

Fund	Shares Entitled to Vote
Balanced – A	2,877,514
Balanced – C	82,251
Balanced – I	5,546,470
Balanced – R	374,284
Core Bond – A	10,830,791
Core Bond – I	7,050,409
Diversified Stock – A	9,723,042
Diversified Stock – C	255,626,367

Fund	Shares Entitled to Vote
Diversified Stock – I	18,605,664
Diversified Stock – R	131,48,013
Established Value – A	6,487,119
Established Value – R	8,758,526
Federal Money Market – Investor	215,851,459
Federal Money Market – Select	835,833,424
Financial Reserves – A	493,342,379
Fund for Income – A	23,118,431
Fund for Income – C	1,287,165
Fund for Income – R	6,870,882
Government Reserves – Select	504,084,768
Government Reserves – Trust	264,360,720
Institutional Money Market – Investor	1,767,862,041
Institutional Money Market – Select	143,611,275
International Fund – A	46,761
International Fund – C	40,344
International Fund – I	4,011,329
International Select Fund – A	32,460
International Select Fund – C	40,000
International Select Fund – I	4,083,163
Investment Grade Convertible – A	1,919,190
Investment Grade Convertible – I	1,108,105
Large Cap Growth – A	5,625,484
Large Cap Growth – C	255,177
Large Cap Growth – R	59,924
National Municipal Bond – A	9,920,659
Ohio Municipal Bond – A	9,998,624
Ohio Municipal Money Market – A	210,975,053
Prime Obligations – A	535,464,222
Small Company Opportunity – A	4,283,483
Small Company Opportunity – I	5,247,139
Small Company Opportunity – R	8,601,015
Special Value – A	58,100,821
Special Value – C	3,276,524
Special Value – I	11,702,243
Special Value – R	12,408,543
Stock Index – A	1,445,905
Stock Index – R	881,308
Tax-Free Money Market – A	255,165,393
Value – A	3,005,170
Value – C	82,804
Value – I	10,529,329
Value – R	221,526

Beneficial Ownership of Shares

As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than 1% of the outstanding shares of the Funds in the Trust. To the best of the knowledge of the Trust, the following shareholders beneficially owned

5% or more of the outstanding shares of the Funds as of the Record Date. KeyBank, possesses voting power over some of those shares of which it is the record owner, in view of which, such shares could be deemed to be beneficially owned by KeyBank and its affiliates. For purposes of this proxy statement, all of the shares owned of record by KeyBank as of the Record Date has been disclosed as being beneficially owned even though KeyBank may not have voting power over all of those shares.

Victory Fund	Name and Address of Owner	Percent Owned Beneficially
Balanced Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	44.50%

	Delaware Charter Guarantee Trust FBO Principal Financial Group, OMNIB 711 High Street Des Moines IA 50392	12.33%

	FIIOC Polymedica Corporation 100 Magellan Way KWIC Covington KY 41015	9.29%

Balanced Fund Class C	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd Fl Jacksonville FL 32246	21.56%

	Dennis A Michele & Judith Michele JTTEN 27 Cane Creek Circle Fairview NC 28730	6.53%

	David C Hare IRA FCC as Custodian 1907 Glendale Ave Apt 1 Toledo OH 43614	8.49%

Balanced Fund Class I	Wilmington Trust Co TTE FBO KeyCorp 401K Savings Plan PO BOX 8971 Wilmington DE 19899	100.00%

Balanced Fund Class R	Anesthesia Assoc. of Cincinnati, Inc. 200 Northland Blvd. Cincinnati OH 45246	39.41%

Core Bond Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	91.35%

Core Bond Fund Class I	Wilmington Trust Co TTE FBO KeyCorp 401K Savings Plan PO BOX 8971 Wilmington DE 19899	100.00%

Diversified Stock Fund Class A	Charles Schwab & Co Inc. Customers 101 Montgomery Street San Francisco CA 94104	6.40%

Victory Fund	Name and Address of Owner	Percent Owned Beneficially
	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	7.69%

	Fidelity Investments Institutional Operations Co Inc FIIOC Agent Certain 100 Magellan Way KW1C Covington KY 41015	9.76%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	5.04%

	Vanguard Fiduciary Trust Company 100 Vanguard Blvd MS K-22 Malvern PA 19355	5.86%

Diversified Stock Fund Class C	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville FL 32246	36.65%

Diversified Stock Fund Class I	Wilmington Trust Co TTE FBO KeyCorp 401K Savings Plan PO BOX 8971 Wilmington DE 19899	29.38%

	Hartford Life Insurance Company Curt Nadeau TTE PO Box 2999 Hartford CT 06104	11.00%

	NFS LLC FEBO First American Bank 218 W Main St West Dundee IL 60118	14.40%

	JP Morgan Chase as Trustee for St Jude Medical Inc. Profit Sharing Employee Savings 9300 Ward Parkway Plan & Trust Kansas City MO 64114	5.88%

Diversified Stock Fund Class R	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	7.31%

Established Value Fund Class A	Charles Schwab & Co Inc. Customers 333 Bush St 8th Fl San Francisco CA 94104	7.29%

	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	13.77%

Victory Fund	Name and Address of Owner	Percent Owned Beneficially
	Fifth Third Bank Trustee Various Fascorp Recordkeeping Plans 8515 E Orchard Road 2T2 Greenwood Village CO 80111	7.72%

	PIMS Prudential Retirement as Nominee for the TTE Cust PL 300 2716 N Tenaya Way Las Vegas NV 89128	5.93%

Federal Money Market Fund – Investor Class	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	52.71%

	State Street Bank FBO Cash Sweep Clients CC1 3rd Fl Cash Sweep 1200 Crown Colony Dr Quincy MA 02169	7.19%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	27.43%

Federal Money Market Fund – Select Class	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	87.26%

Financial Reserves Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	99.40%

Fund for Income Class A	Charles Schwab & Co Inc. Customers 101 Montgomery Street San Francisco CA 94104	8.50%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	53.49%

Fund for Income Class C	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	31.37%

Government Reserves Fund – Select Shares	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	17.26%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	16.12%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	50.12%

Victory Fund	Name and Address of Owner	Percent Owned Beneficially
Government Reserves Fund – Trust Shares	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	99.16%

Institutional Money Market Fund – Investor Shares	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	11.86%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	60.15%

Institutional Money Market Fund – Select Shares	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	71.03%

	Columbia National Group Inc 6600 Grant Avenue Cleveland OH 44105	10.13%

International Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	32.13%

	KeyCorp 127 Public Square MC OH-01-27-1107 Cleveland OH 44114	64.16%

International Fund Class C	KeyCorp 127 Public Square MC OH-01-27-1107 Cleveland OH 44114	99.15%

International Fund Class I	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	99.25%

International Select Fund Class A	KeyCorp 127 Public Square MC OH-01-27-1107 Cleveland OH 44114	92.42%

	David C Brown 365 Club Dr West Aurora OH 44202	5.29%

International Select Fund Class C	KeyCorp 127 Public Square MC OH-01-27-1107 Cleveland OH 44114	100.00%

International Select Fund Class I	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	99.27%

Victory Fund	Name and Address of Owner	Percent Owned Beneficially
Investment Grade Convertible Class A	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East 3rd FL Jacksonville FL 32246	9.76%

	Charles Schwab & Co Inc. Customers 101 Montgomery Street San Francisco CA 94104	11.42%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	58.43%

Investment Grade Convertible Class I	Wilmington Trust Co TTE FBO KeyCorp 401K Savings Plan PO BOX 8971 Wilmington DE 19899	100.00%

Large Cap Growth Fund Class C	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	8.42%

	Raymond James Assoc Inc. FBO JD Young 3500 Ranchero Rd Plano TX 75093	8.51%

	Capital Bank Trust Company TTE Rons Cabinets Inc 2T2 Greenwood Village CO 80111	6.08%

Large Cap Growth Fund Class R	MS Co CF Harriet J Levy 5790 Denlinger Rd Apt 270 Dayton OH 45426	5.52%

	GPC as Agent for Reliance Trust Company FBO PO Box 79377 Atlanta GA 30357	16.99%

	State Street Bank ADP/MSDW 401K Product 1 Lincoln St Boston MA 02111	11.52%

	Frontier Trust Company FBO Corporate Flight Int'l 401K PO BOX 10758 Fargo ND 58106	12.52%

	Frontier Trust Co FBO B G Metals Inc. 401K Profit Sharing PO BOX 10758 Fargo ND 58106	27.80%

Victory Fund	Name and Address of Owner	Percent Owned Beneficially
	Frontier Trust Co FBO American Star Retirement Plan PO BOX 10758 Fargo ND 58106	5.18%

National Municipal Bond Fund Class A	Charles Schwab & Co. Customers 101 Montgomery Street San Francisco CA 94104	27.09%

	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East 3rd FL Jacksonville FL 32246	5.40%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	11.97%

Ohio Municipal Bond Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	44.22%

Ohio Municipal MMKT Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	29.35%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	69.09%

Prime Obligations Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	6.21%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	56.30%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	32.40%

Small Company Opportunity Fund Class A	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East 3rd FL Jacksonville FL 32246	19.25%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	5.69%

Small Company Opportunity Fund Class I	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	17.81%

Victory Fund	Name and Address of Owner	Percent Owned Beneficially
	Wilmington Trust Co TTE FBO KeyCorp 401K Savings Plan PO BOX 8971 Wilmington DE 19899	40.24%

	Prudential Investment Management Svc FBO Mutual Fund Clients MS NJ 05-11-20 3 Gateway Center 11th FL Newark NJ 07102	23.97%

Small Company Opportunity Fund Class R	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville FL 32246	10.28%

	Hartford Life Insurance Company Curt Nadeau TTEE PO Box 2999 Hartford CT 06104	5.15%

	Board of Trustees of the Teamsters National 1200 Three Gateway Ctr Pittsburgh PA 15222	11.31%

Special Value Fund Class A	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	11.15%

	Fidelity Investments Institutional Operations Co Inc FIIOC Agent Certain 100 Magellan Way KW1C Covington KY 41015	6.92%

	New York Life Trust Company 169 Lackawanna Avenue Parsippany NJ 07054	9.26%

	Wells Fargo Bank NA FBO Retirement Plan Services PO Box 1533 Minneapolis MN 55480	6.64%

Special Value Fund Class C	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	37.02%

Special Value Fund Class I	Fidelity Investments Institutional Operations Co Inc FIIOC Agent Certain 100 Magellan Way KW1C Covington KY 41015	7.11%

Victory Fund	Name and Address of Owner	Percent Owned Beneficially
	Wilmington Trust Co TTE FBO KeyCorp 401K Savings Plan PO BOX 8971 Wilmington DE 19899	48.33%

	Minnesota Life 400 Robert St N St Paul MN 55101	5.64%

	Ultra Series Aggressive Allocation Fund 550 Science Dr c/o Madison Asset Management Madison WI 53711	5.76%

	NFS LLC FEBO Bank of America NA PO Box 831575 Dallas TX 75283	11.78%

Special Value Fund Class R	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	17.35%

	Hartford Life Insurance Company Curt Nadeau TTEE PO Box 2999 Hartford CT 06104	19.24%

Stock Index Fund Class A	Charles Schwab & Co Inc Customers 101 Montgomery Street San Francisco CA 94104	5.97%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	25.41%

	Delaware Charter Guarantee Trust FBO Principal Financial Group, OMNIB 711 High Street Des Moines IA 50392	27.97%

Stock Index Fund Class R	Taynik & Co c/o Investors Bank & Trust Co 200 Clarendon St FPG 90 Boston MA 02116	14.00%

Tax Free Money Market Fund Class A	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	50.76%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	44.64%

Victory Fund	Name and Address of Owner	Percent Owned Beneficially
Value Fund Class A	Charles Schwab & Co Inc Customers 101 Montgomery Street San Francisco CA 94104	26.26%

	Fidelity Investments Institutional Operations Co Inc FIIOC Agent Certain 100 Magellan Way KW1C Covington KY 41015	5.07%

	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	37.40%

	Delaware Charter Guarantee Trust FBO Principal Financial Group, OMNIB PO Box 8963 Wilmington DE 19805	9.43%

Value Fund Class C	Merrill Lynch Pierce Fenner & Smith 4800 E Deer Lake Dr 3rd FL Jacksonville FL 32246	29.93%

	Pershing LLC PO Box 2052 Jersey City NJ 07303	6.11%

Value Fund Class I	Wilmington Trust Co TTE FBO KeyCorp 401K Savings Plan PO BOX 8971 Wilmington DE 19899	100.00%

Value Fund Class R	UBS Financial Services Inc. UBS-FINSVC CDN FBO 1000 Harbor Blvd Weehawken NJ 07086	7.75%

	Capital Bank Trust Company TTEE For Morgantown Bank Trust Co PSP 8515 E Orchard Rd 2T2 Greenwood Village CO 80111	14.34%

In addition to the solicitation of proxies by mail, the Trust may use the services of officers and employees of the Trust, the Adviser, and the Distributor (none of whom receive any compensation for that service), to solicit proxies by telephone, telegraph and personal interview, and may also provide shareholders with a procedure for recording their votes by telegraph, facsimile, telephone or other electronic means. In addition, the Trust is employing The Altman Group to solicit proxies, for which it expects to pay proxy solicitation fees of approximately $6,500.

This proxy solicitation is made by and on behalf of the Board. Persons holding shares as nominees will, upon request, be reimbursed by the Trust for their reasonable expenses incurred in sending soliciting material to their principals. All of the costs of the proxy solicitation, which consists of printing, handling and mailing of the proxies and related materials; the proxy solicitation fees; and expenses reimbursed to persons holding shares as nominees will be born by the Adviser.

Voting Information and Discretion of the Persons Named as Proxies

While the Special Meeting is also called to act upon any other business that may properly come before it, as of the date of this Proxy Statement, the only business which management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, the persons named as proxies (or their substitutes) will vote in accordance with their best business judgment.

A properly executed proxy returned with instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power). Shares represented by broker non-votes or abstentions (collectively, "abstentions"), will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for obtaining requisite approval for Proposals 2 and 3.

A quorum to conduct business at the Special Meeting is constituted by the presence in person or by proxy of the holders of more than one third of the outstanding shares of the Trust entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment requires the affirmative vote of a majority of the shareholders represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST' the proposal against any adjournment. Any adjourned session or sessions may be held within a reasonable period after the date set for the original Special Meeting without the necessity of further notice.

Submission of Proposals for the Next Shareholder Meeting

Under the Trust's Trust Instrument and Bylaws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act. Therefore, the Trust does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219-3035, and must be received by the Trust within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

PART 4 — TRUST INFORMATION

The Trust is a statutory trust established under Delaware law. The operations of the Trust are governed by a Trust Instrument dated December 6, 1995, as amended March 27, 2000. The Trust is an open-end management investment company consisting of 22 series.

Each Fund is a separate series of the Trust and, as such, has similar rights under the Trust Instrument and applicable Delaware law. The Board can divide each Fund into classes of shares. For current share classes, see Part 3 "More on Proxy Voting and Shareholder Meetings."

Board of Trustees

Overall responsibility for management of the Trust rests with the Trustees, who are elected by the shareholders of the Trust. The Trust is managed by the Trustees in accordance with the laws of the State of Delaware. There are currently twelve Trustees, ten of whom are Independent Trustees. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. Information about the Trustees is set forth in Proposal 1 of this Proxy Statement.

Officers

The officers of the Trust, their ages, the length of time served and principal occupations during the past five years are as follows:

Name (Year of Birth)	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. Michael Policarpo, II, (1974)	President	May 2008	Managing Director of the Adviser (since July 2005), Vice President of Finance, Gartmore Global Investments, Inc. (August 2004-July 2005).

Mr. Peter W. Scharich, (1964)	Vice President	May 2008	Managing Director, Mutual Fund Administration, the Adviser (since January 2006), Managing Director, Strategy, the Adviser (March 2005-January 2006).

Mr. Christopher K. Dyer, (1962)	Secretary	February 2006	Head of Mutual Fund Administration, Victory Capital Management, Inc.

Mr. Jay G. Baris, (1954)	Assistant Secretary	August 2003	Partner, Kramer Levin Naftalis & Frankel LLP.

Name (Year of Birth)	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. Christopher E. Sabato, (1968)	Treasurer	May 2006	Vice President, Fund Administration, Citi.

Mr. Michael J. Nanosky, (1966)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	February 2009	Vice President and Chief Compliance Officer, CCO Services of Citi Fund Services Inc. (since 2008); Vice President and Managing Director of Regulatory Compliance, National City Bank-Allegiant Asset Management (2004-2008).

Mr. Edward J. Veilleux, (1943)	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002.

The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

With the exception of the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Investment Adviser and Administrator

Victory Capital Management Inc., 127 Public Square, Cleveland, Ohio 44114, serves as Investment Adviser and Administrator of the Funds.

Distributor

Victory Capital Advisers, Inc. is a subsidiary of KeyCorp, 127 Public Square, Cleveland Ohio 44114. VCA is an affiliate of the Adviser.

LOGO		THE VICTORY PORTFOLIOS

SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON DECEMBER 18, 2009

PROXY CARD

After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios (the “Trust”), for use at the Special Meeting of shareholders to be held at the offices of the Trust, 3435 Stelzer Road, Columbus, OH 43219-3035 on December 18, 2009 at 10:00 a.m. Eastern time.  The undersigned hereby appoints               .                 and                   .                 and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Trust that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED.  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSALS.

1.	Vote by Telephone

To vote by Touch-Tone Telephone call 1-800- .

Please have the 12 digit control number available at the time of the call.

2.	Vote by Internet

Go to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

4.	Vote by Mail

Simply enclose your executed proxy in the enclosed postage-paid envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE VICTORY PORTFOLIOS

Vote on Trustees

1.	To elect Trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

01) David Brooks Adcock, 02) Nigel D.T. Andrews, 03) Teresa C. Barger, 04) E. lee Beard, 05) David C. Brown, 06) Lyn Hutton, 07) John L. Kelly, 08) David L. Meyer, 09) Karen F. Shepherd, 10) Robert L. Wagner and 11) Leigh A. Wilson

	FOR	WITHHOLD	FOR ALL

	ALL	ALL	EXCEPT

	☐	☐	☐

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below:

Vote on Proposals

2.	To approve the elimination of Large Cap Growth Fund’s fundamental non-diversification investment policy (to be voted on only by the shareholders of the Large Cap Growth Fund).

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

3.

To approve the change to Ohio Municipal Money Market Fund’s fundamental investment restriction on investing in real estate (to be voted on only by the shareholders of the Ohio Municipal Money Market Fund).

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card.  When account is joint tenants, all should sign.  When signing as executor, administrator, trustee or guardian, please give title.  If a corporation or partnership, sign entity’s name and by authorized person.

X

Signature (Please sign within box)	(Date)

X

Signature (joint owners)	(Date)